UNITED STATES
          SECURITIES AND EXCHANGE COMMISSION
                 Washington, DC  20549




                       FORM 8-K



                Current Report Pursuant
             to Section 13 or 15(d) of the
            Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported)      August 25, 1994
                                                 __________________________


            COMPREHENSIVE CARE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

                   State of Delaware
    (State or Other Jurisdiction of Incorporation)

0-5751                                       95-2594724
(Commission File Number)(I.R.S. Employer Identification No.)



16305 Swingley Ridge Dr., Suite 100, Chesterfield, Missouri  63017
 (Address and Zip Code of Principal Executive Offices)


                    (314) 537-1288
 (Registrant's Telephone Number, Including Area Code)

Item 5.   OTHER EVENTS

   On August 25, 1994, Mr. Rudy R. Miller was appointed by a majority of the remaining directors to fill the vacancy created by the resignation of Michael K. O'Toole, a director of the Registrant from August 20, 1990 to May 24, 1994 and served as Vice-Chairman from November 17, 1993 to
May 24, 1994.

                      SIGNATURES


    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         COMPREHENSIVE CARE CORPORATION


Dated: September 13, 1994  By     /s/        KERRI RUPPERT
                                  (Officer's signature and title)

                                          Kerri Ruppert
                                         Vice President
                           and Chief Accounting Officer
                         (Principal Accounting Officer)